                                                                     EXHIBIT 24
                                                                     ----------


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Richard W. Davies and John F. Mulvihill, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which they, or any of them, may deem necessary or advisable to enable Hubbell Incorporated (the "Company") to comply with the Securities Act of 1933 (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of unsecured debt securities to be issued by the Company for an aggregate offering price not to exceed $200 million, including power and authority to sign his or her name in any and all capacities (including his or her capacity as Director and/or Officer of the Company) to one or more registration statements on Form S-3, or such other available form as may be approved by officers of the Company, and to any and all amendments, including post-effective amendments, to such registration statements, and to any and all instruments or documents filed as part of or in connection with such registration statements or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents the respective date indicated.
                                          /s/ E. R. Brooks
                                          --------------------------------------
                                          E. R. Brooks
                                          Director

     DATED August 10, 1995

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Richard W. Davies and John F. Mulvihill, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which they, or any of them, may deem necessary or advisable to enable Hubbell Incorporated (the "Company") to comply with the Securities Act of 1933 (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of unsecured debt securities to be issued by the Company for an aggregate offering price not to exceed $200 million, including power and authority to sign his or her name in any and all capacities (including his or her capacity as Director and/or Officer of the Company) to one or more registration statements on Form S-3, or such other available form as may be approved by officers of the Company, and to any and all amendments, including post-effective amendments, to such registration statements, and to any and all instruments or documents filed as part of or in connection with such registration statements or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents the respective date indicated.
                                          /s/ George W. Edwards, Jr.
                                          --------------------------------------
                                          George W. Edwards, Jr.
                                          Director

     DATED August 2, 1995

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Richard W. Davies and John F. Mulvihill, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which they, or any of them, may deem necessary or advisable to enable Hubbell Incorporated (the "Company") to comply with the Securities Act of 1933 (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of unsecured debt securities to be issued by the Company for an aggregate offering price not to exceed $200 million, including power and authority to sign his or her name in any and all capacities (including his or her capacity as Director and/or Officer of the Company) to one or more registration statements on Form S-3, or such other available form as may be approved by officers of the Company, and to any and all amendments, including post-effective amendments, to such registration statements, and to any and all instruments or documents filed as part of or in connection with such registration statements or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents the respective date indicated.
                                          /s/ Joel S. Hoffman
                                          --------------------------------------
                                          Joel S. Hoffman
                                          Director

     DATED August 2, 1995

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Richard W. Davies and John F. Mulvihill, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which they, or any of them, may deem necessary or advisable to enable Hubbell Incorporated (the "Company") to comply with the Securities Act of 1933 (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of unsecured debt securities to be issued by the Company for an aggregate offering price not to exceed $200 million, including power and authority to sign his or her name in any and all capacities (including his or her capacity as Director and/or Officer of the Company) to one or more registration statements on Form S-3, or such other available form as may be approved by officers of the Company, and to any and all amendments, including post-effective amendments, to such registration statements, and to any and all instruments or documents filed as part of or in connection with such registration statements or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents the respective date indicated.

                                          /s/ Horace G. McDonell
                                          --------------------------------------
                                          Horace G. McDonell
                                          Director

     DATED August 10, 1995

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Richard W. Davies and John F. Mulvihill, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which they, or any of them, may deem necessary or advisable to enable Hubbell Incorporated (the "Company") to comply with the Securities Act of 1933 (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of unsecured debt securities to be issued by the Company for an aggregate offering price not to exceed $200 million, including power and authority to sign his or her name in any and all capacities (including his or her capacity as Director and/or Officer of the Company) to one or more registration statements on Form S-3, or such other available form as may be approved by officers of the Company, and to any and all amendments, including post-effective amendments, to such registration statements, and to any and all instruments or documents filed as part of or in connection with such registration statements or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents the respective date indicated.
                                          /s/ Andrew McNally, IV
                                          --------------------------------------
                                          Andrew McNally, IV
                                          Director

     DATED August 2, 1995

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Richard W. Davies and John F. Mulvihill, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which they, or any of them, may deem necessary or advisable to enable Hubbell Incorporated (the "Company") to comply with the Securities Act of 1933 (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of unsecured debt securities to be issued by the Company for an aggregate offering price not to exceed $200 million, including power and authority to sign his or her name in any and all capacities (including his or her capacity as Director and/or Officer of the Company) to one or more registration statements on Form S-3, or such other available form as may be approved by officers of the Company, and to any and all amendments, including post-effective amendments, to such registration statements, and to any and all instruments or documents filed as part of or in connection with such registration statements or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents the respective date indicated.
                                          /s/ Daniel J. Meyer
                                          --------------------------------------
                                          Daniel J. Meyer
                                          Director

     DATED August 3, 1995

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Richard W. Davies and John F. Mulvihill, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which they, or any of them, may deem necessary or advisable to enable Hubbell Incorporated (the "Company") to comply with the Securities Act of 1933 (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of unsecured debt securities to be issued by the Company for an aggregate offering price not to exceed $200 million, including power and authority to sign his or her name in any and all capacities (including his or her capacity as Director and/or Officer of the Company) to one or more registration statements on Form S-3, or such other available form as may be approved by officers of the Company, and to any and all amendments, including post-effective amendments, to such registration statements, and to any and all instruments or documents filed as part of or in connection with such registration statements or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents the respective date indicated.
                                          /s/ G. Jackson Ratcliffe
                                          --------------------------------------
                                          G. Jackson Ratcliffe
                                          Director

     DATED August 2, 1995

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Richard W. Davies and John F. Mulvihill, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which they, or any of them, may deem necessary or advisable to enable Hubbell Incorporated (the "Company") to comply with the Securities Act of 1933 (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of unsecured debt securities to be issued by the Company for an aggregate offering price not to exceed $200 million, including power and authority to sign his or her name in any and all capacities (including his or her capacity as Director and/or Officer of the Company) to one or more registration statements on Form S-3, or such other available form as may be approved by officers of the Company, and to any and all amendments, including post-effective amendments, to such registration statements, and to any and all instruments or documents filed as part of or in connection with such registration statements or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents the respective date indicated.
                                          /s/ John A. Urquhart
                                          --------------------------------------
                                          John A. Urquhart
                                          Director

     DATED August 7, 1995

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Richard W. Davies and John F. Mulvihill, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which they, or any of them, may deem necessary or advisable to enable Hubbell Incorporated (the "Company") to comply with the Securities Act of 1933 (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of unsecured debt securities to be issued by the Company for an aggregate offering price not to exceed $200 million, including power and authority to sign his or her name in any and all capacities (including his or her capacity as Director and/or Officer of the Company) to one or more registration statements on Form S-3, or such other available form as may be approved by officers of the Company, and to any and all amendments, including post-effective amendments, to such registration statements, and to any and all instruments or documents filed as part of or in connection with such registration statements or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents the respective date indicated.
                                          /s/ Malcolm Wallop
                                          --------------------------------------
                                          Malcolm Wallop
                                          Director

     DATED August 2, 1995